The Royce Fund
Pennsylvania Mutual Fund
Royce Micro-Cap Fund
Royce Premier Fund
Royce Total Return Fund
Royce TrustShares Fund
Royce Opportunity Fund
Royce Special Equity Fund
Royce 100 Fund
Financial Intermediary Class Shares
Supplement to Prospectus dated May 1, 2005

Early Redemption Fee

In order to discourage short-term trading, The Royce Fund may assess an early redemption fee of 1% on redemptions of Financial Intermediary Class shares of any Fund that you held for less than six months in cases where the financial intermediary through which the redemption is placed has agreed to collect the redemption fee on the Fund's behalf. This fee is payable to the Fund out of the proceeds otherwise payable to you.

The "first-in, first-out" method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. The anniversary day of an account transaction determines the six-month holding period, so that if you purchased a Fund's shares on June 1, 2005, these shares would be subject to the fee if you were to redeem them prior to December 1, 2005. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2005.

You will incur no fee on shares that you acquire through distribution reinvestment but the redemption fee will apply to shares that you exchange into another Royce Fund. The following types of shareholders and accounts may be exempted from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; and omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

The following information replaces the Shareholder Fees table in each of the Funds' prospectuses.

The following table presents the Shareholder Fees that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee	None
On purchases held for six months or more	None
On purchases held for less than six months	1.00%

July 1, 2005